SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 25, 2004
Date of Report (date of earliest event reported)

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

as Depositor and Certificate Administrator under
an Amended and Restated Trust Agreement
dated as of February 26, 2004
providing for the issuance of

$414,498,021

WaMu MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2004-RS1
(Exact name of Registrant as specified in its charter)

Delaware	333-103345	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

ITEM 5.  Other Events.

The financial statements of  XL Capital Assurance Inc. as of December 31, 2002 and December 31, 2001 and for each of the three years in the period ended December 31, 2002, included in the Annual Report on Form 10-K of XL Capital Ltd. for the year ended December 31, 2002, are hereby incorporated by reference in the Prospectus Supplement relating to WaMu Mortgage Pass-Through Certificates, Series 2004-RS1, and shall be deemed to be part hereof and thereof.

The financial statements of  XL Financial Assurance Ltd. as of December 31, 2002 and December 31, 2001 and for each of the three years in the period ended December 31, 2002, included in the Annual Report on Form 10-K of XL Capital Ltd. for the year ended December 31, 2002, are hereby incorporated by reference in the Prospectus Supplement relating to WaMu Mortgage Pass-Through Certificates, Series 2004-RS1, and shall be deemed to be part hereof and thereof.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

    (a)  Not applicable

    (b)  Not applicable

    (c)  Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP re XL Capital Assurance Inc. and XL Financial Assurance Ltd.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: February 25, 2004	By:	/s/ David H. Zielke David H. Zielke First Vice President and Counsel (Authorized Officer)

Exhibit Index

Exhibit Number	Description

23.1	Consent of PriceWaterhouseCoopers LLP re XL Capital Assurance Inc. and XL Financial Assurance Ltd.